Exhibit 99.1

This Statement on Form 3 is filed by Fortress Investment Holdings LLC, Fortress Investment Group LLC, Fortress Fund MM LLC, Fortress Investment Fund LLC, Fortress Registered Investment Trust, Fortress Brookdale Acquisition LLC, Fortress MM II LLC, Fortress Investment Fund II LLC, Fortress Investment Trust II and FIT-ALT Investor LLC. The principal business address of each of the Reporting Persons is 1251 Avenue of the Americas, 16th Floor, New York, NY 10020.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statement: November 21, 2005

Issuer Name and Ticker or Trading Symbol: Brookdale Senior Living Inc. (BKD)


                                    FORTRESS INVESTMENT HOLDINGS LLC

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Manager

                                    FORTRESS INVESTMENT GROUP LLC

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer

                                    FORTRESS FUND MM LLC

                                    By: FORTRESS INVESTMENT GROUP LLC,
                                    its Managing Member

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer

                                    FORTRESS INVESTMENT FUND LLC

                                    By: FORTRESS FUND MM LLC, its
                                    Managing Member

                                    By: Fortress Investment Group LLC, its
                                    Managing Member

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer

                                    FORTRESS REGISTERED INVESTMENT TRUST

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer and Secretary

                                    FORTRESS BROOKDALE ACQUISITION LLC

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer and Secretary


                                    FORTRESS FUND MM II LLC

                                    By: FORTRESS INVESTMENT GROUP LLC, its
                                    Managing Member

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer

                                    FORTRESS INVESTMENT FUND II LLC

                                    By: FORTRESS FUND MM II LLC, its
                                    Managing Member

                                    By: Fortress Investment Group LLC, its
                                    Managing Member

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer

                                    FORTRESS INVESTMENT TRUST II

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer and Secretary

                                    FIT-ALT INVESTOR LLC

                                          /s/ Randal A. Nardone
                                    -------------------------------------------
                                    By:   Randal A. Nardone
                                    Its:  Chief Operating Officer and Secretary